UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: December 19, 2007

MONOGRAM BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30369	94-3234479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Oyster Point Blvd., South San Francisco, California, 94080

(Address of Principal Executive Offices, including zip code)

(650) 635-1100

(Registrant’s Telephone Number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On December 19, 2007, Monogram Biosciences, Inc., or Monogram, issued a press release announcing that Pfizer Inc, the manufacturer of Selzentry (maraviroc) had reported the results of a study that compares Monogram’s Trofile Assay and Pathway Diagnostics’ SensiTrop Assay. A copy of Monogram’s press release is included herewith as Exhibit 99.1.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release Issued by Monogram Biosciences, Inc., dated December 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monogram Biosciences, Inc. (Registrant)

Date: December 20, 2007	By:	/s/ Kathy L. Hibbs
Kathy L. Hibbs Senior Vice President, General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release Issued by Monogram Biosciences, Inc., dated December 19, 2007.